SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: May 9, 2014
(Date of Earliest Event Reported: May 9, 2014)

Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300 Lake Forest, Illinois 60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 9, 2014, Akorn, Inc. (“Akorn, or the “Company”) issued a press release announcing that it had entered into a definitive agreement to acquire VPI Holdings Corp., the parent company of VersaPharm Incorporated (“VersaPharm”), for $440 million in cash.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 8.01, including exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements in this document are “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on current expectations. However, actual results may differ materially from expectations due to the risks, uncertainties and other factors that affect our business and that of VersaPharm. These factors include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the failure to satisfy conditions to completion of the acquisition, including receipt of regulatory approvals; changes in the business or operating prospects of VersaPharm; our ability to obtain additional funding or financing to operate and grow our business; the effects of federal, state and other governmental regulation on our business; our ability to obtain and maintain regulatory approvals for our products; our success in developing, manufacturing, acquiring and marketing new products; the success of our strategic partnerships for the development and marketing of new products; our ability to successfully integrate acquired businesses and products; and the effects of competition from other generic pharmaceuticals and from other pharmaceutical companies. We provide additional information about these and other factors of the Company in the reports we have filed with the Securities and Exchange Commission, including, but not limited to, those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K for the year ended December 31, 2013. Except as required by applicable law, we disclaim any obligation to update any forward-looking statement in this document, whether as a result of changes in underlying factors, new information, future events or otherwise.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.  See attached exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

		By:	/s/ Timothy A. Dick
Timothy A. Dick
Chief Financial Officer

Date:	May 9, 2014

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release dated May 9, 2014, issued by Akorn to announce its entry into a definitive agreement to acquire VersaPharm.